UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2018

PISMO COAST VILLAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

California                                        #0-8463                                        95-2990441

(State or other jurisdiction                            (Commission File                    (IRS Employer Identification

of incorporation)                                         Number)                                            Number)

165 South Dolliver Street, Pismo Beach, California  93449

(Address of principal executive offices)     (Zip Code)

Registrant’s telephone number, including area code (805) 773-5649

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

EMPLOYMENT AGREEMENT

Pismo Coast Village, Inc., (the “Company”) entered into an Employment Agreement with its General Manager, Jay N. Jamison, for a five-year period, beginning October 1, 2018 and ending September 30, 2023, with a renewable option for an additional five-year period. In addition to his duties as General Manager, Mr. Jamison serves as Chief Executive Officer (principal executive officer) and Assistant Corporate Secretary for the Company.

The Agreement provides that Mr. Jamison will receive a base salary of $196,000 per year, with an incentive bonus paid at the direction and convenience of the Board of Directors based on year end financial performance each year. Additionally, Mr. Jamison will participate in the Company’s benefit plans.

The complete text of this Agreement is filed with this Form 8-K as Exhibit 10.2.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PISMO COAST VILLAGE, INC.

Date:    September 18, 2018                                             By: /s/  JAY JAMISON

                                                                                          Jay Jamison

                                                                                          Chief Executive Officer, General Manager and

                                                                                          Assistant Corporate Secretary

                                                                                          (principal executive officer)

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